Rydex Dynamic Funds

Rydex ETF Trust

Rydex Series Funds

Rydex Variable Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated March 1, 2012 to the currently effective Prospectuses and Statements of Additional Information for the above listed funds and their underlying series (the “Funds”):

Guggenheim Capital, LLC acquired the indirect holding company of Security Investors, LLC, the Funds’ investment adviser (the “Investment Adviser”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC, is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Transaction closed on February 29, 2012.

Under the Investment Company Act of 1940, the closing of the Transaction had the effect of terminating the Funds’ investment advisory agreements with the Investment Adviser and any investment sub-advisory agreements entered on behalf of a Fund (together, the “Previous Agreements”). New investment advisory (“New Investment Advisory Agreements”) and sub-advisory agreements (“New Sub-Advisory Agreements”) were approved by the Board of Directors of the Funds. The New Investment Advisory Agreements, with respect to all applicable Funds, and the New Sub-Advisory Agreements, with respect to the applicable Funds that have engaged a sub-adviser, were also approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Investment Advisory Agreements and New Sub-Advisory Agreements are substantially identical to the corresponding Previous Agreements, except with respect to the date of execution.

Please Retain This Supplement for Future Reference

GIRF-SUP 0312